EFH Corp. Q4 2011 Investor Call February 21, 2012 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the natural gas hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the natural gas hedging program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q4 2011 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
Q4 10

vs. Q4 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
1
Three months ended December 31.
2
Includes, net of tax, reversal of $32 million of severance accruals due to judicial stay of CSAPR and $14 million of incremental depreciation expense.
Factor Q4 10 Q4 11 Change
EFH Corp. GAAP net income (loss) 161 (136) (297)
Items excluded from adjusted (non-GAAP) operating results (after tax) – noncash:
Unrealized commodity-related mark-to-market net (gains)/losses 254     (196) (450)
Unrealized mark-to-market net gains on interest rate swaps (218)       (44) 174
Net credit related to EPA Cross State Air Pollution Rule - (18) (18)
Debt extinguishment gains – debt exchanges and repurchases (417) (17)            400
Gain on termination of long-term power sales contract (75) - 75
Oncor inventory write off - 4 4
EFH Corp. adjusted (non-GAAP) operating loss (295) (407) (112)
3

Consolidated key drivers of the change in (non-GAAP) operating results
Q4 10 vs. Q4 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
4
Description/Drivers
Better
(Worse)  Than
Q4 10
Competitive business :
Lower retail customer volumes and commodity hedging partially offset by effects of weather and asset management (30)
Lower generation from nuclear generation units primarily due to a planned refueling outage (15)
Lower generation from legacy coal generation units reflecting unplanned outages (14)
Lower amortization of intangibles arising from purchase accounting 24
Impact of new lignite-fueled generation units 8
Other 6
Contribution margin     (21)
Higher net interest expense driven by higher average rates and amortization of debt costs, partially offset by lower amortization of hedge losses (62)
Higher operating costs primarily due to a planned nuclear plant refueling outage (26)
Higher SG&A reflecting employee related expenses and information technology costs (12)
All other - net (9)
Total change - Competitive business (130)
Regulated business:
Higher net revenues driven by transmission rate and distribution tariff increases, TCRF charges, AMS surcharge and growth in points of delivery 43
Higher revenues from increased consumption primarily due to effects of weather 9
Higher 3rd party transmission fees (14)
Higher operations and maintenance expense due to vegetation management and transportation and materials costs (11)
Higher depreciation reflecting infrastructure investment (8)
Higher net interest expense driven by rates (5)
All other - net  4
Total change – Regulated business (~80% owned by EFH Corp.) 18
Total change in EFH Corp. adjusted (non-GAAP) operating results (112)
1

Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
FY 10 vs. FY 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - FY
Factor FY 10 FY 11 Change
EFH Corp. GAAP net loss (2,812) (1,913) 899
Items excluded from adjusted (non-GAAP) operating results (after tax)
Unrealized commodity-related mark-to-market net gains (786) (37) 749
Unrealized mark-to-market net losses on interest rate swaps 134 528 394
Charges related to EPA Cross State Air Pollution Rule - 304 304
Third-party fees associated with April 2011 TCEH debt amendment and extension transactions - 64 64
Debt extinguishment gains – debt exchanges and repurchases (1,168) (33) 1,135
Gain related to counterparty bankruptcy settlement - (14) (14)
Goodwill impairment 4,100 - (4,100)
Reduction of income tax expense due to resolution of IRS tax audit for 1997-2002 (146) - 146
Gain on termination of long-term power sales contract (75) - 75
Oncor inventory write off - 4 4
Income tax charges 8 13 5
EFH Corp. adjusted (non-GAAP) operating loss (745) (1,084) (339)
5
2

1

Consolidated key drivers of the change in (non-GAAP) operating results FY 10 vs. FY 11; $ millions, after tax EFH Corp. Adjusted (Non-GAAP) Operating Results Key Drivers - FY 6

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q4 10 vs. Q4 11 and FY 10 vs. FY 11; $ millions
Q4 11 Q4 10
1,005
1,083
629
749
369
329
TCEH
Oncor
Q4 and FY performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results.
16%
12%
1
FY 11
FY 10
5,036
5,240
3,368
3,689
1,639
1,523
4%
9%
8%
7
7%
See Appendix for Regulation G reconciliations and definition.  Includes $5 million, $7 million, $28 million and $29 million in Q4 10, Q4 11,
FY 10 and FY 11, respectively, of Corp. & Other Adjusted EBITDA.

Luminant Operational Results
Coal-fueled generation; GWh
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Q4 2011 Results
New plants generated 3.4 TWh
Nuclear generation 12% lower due to planned
refueling outage
Lower legacy coal-fueled generation due to
unplanned outages and higher economic backdown
1
Variance does not include generation from new plants, Sandow 5 and Oak Grove 1 & 2.
Q4 11 Q4 10
5,368
20,208
FY 10
FY 11
19,283
4,736
12%
QTR
2,891
FY 11
Q4 10
14,032 13,070
15,546
54,775
58,165
Q4 11
FY 10
42,619 43,391
9,624
11,141
5%
YTD
Nuclear-fueled generation; GWh
8
3,446
11,384
14%
QTR
2%
YTD
FY 2011 Nuclear Plant Results
Solid safety performance
Two refueling outages in 2011 vs. one in 2010
FY 2011 Coal-Fueled Plant Results
New plants collectively operated at ~81% capacity
factor
Lower legacy plant generation due to economic
backdown
Top quartile industry performance
1
1

FY 2011 Results
Lower LCI and SMB volumes reflect competitive
intensity and focus on margin discipline
Lower residential sales volumes driven by lower
customer counts partially offset by favorable
weather in 2011 compared to 2010
Bad debt expense decreased by 48% in 2011
compared to 2010 due to improved collections
initiatives and customer mix.  Days sales
outstanding improved by 7 days in 2011.
Achieved all-time high in customer satisfaction
and ended the year in top tier of retail providers
for fewest PUC complaints.
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,658
1,625
1
SMB – small business
2
LCI – large commercial and industrial
3
Last twelve months
FY 10
SMB
LCI
Residential
Q4 10
10,419
51,589
Q4 10
Q3 11
27,337
5,168
12,828
3,600
1,651
7,059
Q4 11
Q4 11
1,625
1,771
28,208
15,339
8,042
4,974
2,873
1,372
9,219
Q4 11
FY 11
8%
FY
9
Q4 2011 Results
Lower residential sales volumes driven by lower
customer counts
Lower LCI volumes reflect competitive intensity
and focus on margin discipline
8%
LTM
2%
QTR
3
12%
QTR
47,224
1
2

16,355 16,705
0
67,500
69,949
8,213
8,506
41,823
43,888
10
Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q4 10
Q4 11
1 SMB – small business; LCI – large commercial and industrial
2 AMS – Advanced Metering System
3 CREZ – Competitive Renewable Energy Zone
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5 Last twelve months
Residential
SMB & LCI
1
3,171
3,203
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q4 11 Q3 11
3,196
3,203
Q4 and FY 2011 Results
Higher volumes principally due to
favorable weather and premise
growth in Q4 11 and 2011 compared
to last year
Higher SMB & LCI
1
energy volumes
due to improved economy and
favorable weather
Execution of AMS
2
plan – ~788,000
advanced meters installed in 2011;
over 2.3 million installed through
December 31, 2011
$899 million spent since inception
on CREZ
3
through December 31,
2011; $583 million spent in 2011
4%
FY
5%
FY
Q4 11
24,568 25,211
109,323 113,837
4%
QTR
Q4 10
FY 10 FY 11
2%
QTR

EFH Corp. Liquidity Management
As of December 31, 2011

EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to ensure liquidity needs are met and to improve financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 12/31/11; $ millions

Commodity Prices
Commodity Units
Q4 10
Actual
Q4 11
Actual
FY 10
Actual
FY 11
Actual 12E
1
NYMEX gas price²
$/MMBtu $3.78 $3.31 $4.37 $3.98 $3.24
HSC gas price $/MMBtu $3.75 $3.26 $4.34 $3.94 $3.18
7x24 market heat rate (HSC)
3, 4
MMBtu/MWh 7.70 8.27 8.34 10.62 10.18
North Hub 7x24 power price
4
$/MWh $28.64 $27.04 $36.07 $42.44 $32.30
TCEH weighted avg. hedge price
5
$/MMBtu $7.81 $7.60 $7.80 $7.57 $7.36
Gulf Coast ultra-low sulfur diesel $/gallon $2.34 $2.96 $2.15 $2.97 $2.88
PRB 8400 coal $/ton $9.80 $10.97 $9.76 $11.00 $10.81
LIBOR interest rate
6
percent 0.45% 0.68% 0.52% 0.51% 1.13%
Commodity prices
Q4 10, Q4 11, FY 10, FY 11 and 12E; mixed measures

Factor Measure 2011 2012 2013 2014 Total or Avg.
09/30/11
Natural gas hedges mm MMBtu ~57 ~331 ~259 ~149 ~796
Wtd. avg. hedge price $/MMBtu ~$7.60 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$3.80 ~$4.24 ~$4.80 ~$5.13
Cum. MtM gain at 09/30/11
1
$ billions ~$0.3 ~$1.4 ~$0.7 ~$0.4 ~$2.8
12/31/11
Natural gas hedges
2
mm MMBtu - ~294 ~254 ~149 ~697
Wtd. avg. hedge price
3
$/MMBtu - ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu - ~$3.24 ~$3.94 ~$4.34
Cum. MtM gain at 12/31/11
1
$ billions ~$0 ~$1.7 ~$0.9 ~$0.5 ~$3.1
Q4 11 MtM (loss) gain $ billions ~$(0.3) ~$0.3 ~$0.2 ~$0.1 ~$0.3
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
09/30/11 vs. 12/31/11; mixed measures, pre-tax
The value of the hedge program continues to increase as natural gas prices decrease.

173
55

190
254
149
81
74
222
362
518
531
525
2012 2013 2014
14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
12-14
1, 2
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2012 2013 2014
Natural gas hedging program million MMBtu
~271 ~254 ~149
TXUE and LUME net positions million MMBtu ~173 ~55 ~14
Under CAIR
Regulation
Overall estimated percent of
total NG position hedged percent ~86% ~58% ~31%
TXUE and Luminant Net Positions
TCEH has hedged a significant amount of its estimated natural gas price exposure for 2012.
Hedges Backed by CCP
1
As of 12/30/11. Balance of 2012 is from February 1, 2012 to December 31, 2012. Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). Estimated position reflects the impact of CAIR, which currently governs Luminant emissions.  Potential impacts of CSAPR following the outcome of the pending legal proceeding are not reflected. The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls respectively. The delta equivalent short position is
~137 million MMBtu.
2
Includes estimated retail/wholesale effects. Excludes any transactions associated with proprietary trading positions; including proprietary trading positions does not significantly change the hedging percentage.
2

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
December 31, 2011 Change
BOY 12E Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~65 0.1 MMBtu/MWh ~10
NYMEX gas price ($/MMBtu) >85 $1/MMBtu ~75
Diesel ($/gallon)
3
>100 $1/gallon ~10
Base coal ($/ton)
4
~100 $2/ton N/A
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations FY 2012
Residential contribution margin ($/MWh) 23 TWh $1/MWh ~23
Residential consumption 23 TWh 1% ~8
Business markets consumption 18 TWh 1% ~3
Impact on EFH Corp. Adjusted EBITDA
1
12E; mixed measures
The majority of 2012 commodity-related risks are significantly mitigated.
1
2012 estimate based on commodity positions as of 12/31/11 reflecting the impact governing CAIR regulation, net of natural gas hedges and wholesale/retail effects. Potential impacts of
CSAPR following the outcome of the pending legal proceeding are not reflected. Excludes gains and losses incurred prior to December 31, 2011.  See Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.

$0.50
$0.75
$1.88
$2.15
$2.63
2nd Lien
1st lien
Estimate as of February 21, 2012; $ billions
EFH / EFIH TCEH
1
1st lien $0.50 $0.75
2
2nd Lien $1.65 $1.88
3
Total $2.15 $2.63
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
1
16
2, 3
4
5
$1.65
1

17 Today’s Agenda Q&A Financial and Operational Overview Q4 2011 Review John Young President & CEO

HSC Natural Gas Prices
$/MMBtu
ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
18
Forward Natural Gas Prices and Heat Rates
Forward gas prices have declined driven by shale production and mild weather; heat rates have risen largely due to an expectation of tightening reserve margins

ERCOT’s Increasing Load and Declining Reserve Margins
ERCOT reserve margin
1
2011A-2016E; percent
13.75% target reserve margin provides
a buffer against de-rates, forced
outages, wind variability, forecast
error, and weather related spikes
In Jan. ’12, ERCOT updated
2012 projection to 13.9%
ERCOT Summer Resource & Load Forecast
2011E-2016E; GW
ERCOT peak
demand of 68.4GW
on Aug. 3, 2011
Actual operating reserve on Aug. 3, 2011

2011–2012 Timeline: Cross-State Air Pollution Rule (CSAPR)
JULY AUGUST SEPTEMBER OCTOBER NOVEMBER DECEMBER JANUARY FEBRUARY MARCH APRIL
7
EPA
announces
final
CSAPR
8
CSAPR is
published
in Federal
Register
12
Luminant
files suit;
announces
CSAPR
compliance
plan
6
EPA
proposes
CSAPR
revisions
9
Petitioners
filed
opening
briefs
12
Petitioners’
reply to
EPA
response
due to
court
5
Luminant
requests
reconsider-
ation of rule
1
ERCOT
publishes
study of
impacts of
CSAPR on
ERCOT
grid
reliability
15
Luminant
files
motion to
stay the
rule
Oct & Nov
Numerous
states and
companies
file suits and
motions to
stay or in
support of
EPA and
CSAPR
30
United States
Court of
Appeals for
the District of
Columbia
Circuit
decides to
stay CSAPR
13
Oral
arguments
scheduled
1
EPA
response
deadline
7
EPA
releases
final
CSAPR
revisions

21 Today’s Agenda Q&A Financial and Operational Overview Q4 2011 Review EFH Corp. Senior Executive Team

22 Questions & Answers

23 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH senior secured notes indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies. See EFH’s filings with the SEC for a detailed reconciliation of EFH’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Refers to the results of the Regulated Delivery segment, which consists largely of EFH’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2010 and 2011
$ millions
Factor Q4 10 Q4 11 FY 10 FY 11
Net Income (Loss) attributable to EFH Corp. 161 (136) (2,812) (1,913)
Income tax (benefit) expense 54 (92) 389 (1,134)
Interest expense and related charges 465 826 3,554 4,294
Depreciation and amortization 363 381 1,407 1,499
EBITDA 1,043 979 2,538 2,746
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 28 52 169 116
Interest income (2) - (10) (2)
Amortization of nuclear fuel 38 38 140 142
Purchase accounting adjustments 51 22 210 204
Impairment of goodwill - - 4,100 -
Impairment and write-down of other assets 12 4 15 433
Debt extinguishment gains (648) (26) (1,814) (51)
Equity in earnings of unconsolidated subsidiary (37) (51) (277) (286)
Unrealized net (gain) loss resulting from hedging and trading transactions 394 (305) (1,221) (58)
EBITDA amount attributable to consolidated unrestricted subsidiaries 1 - 1 -
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (3) - (22) -
Noncash compensation expense 5 5 18 13
Severance expense 1 (47) 4 7
Transition and business optimization costs 4 6 9 4 39
Transaction and merger expenses 5 11 10 48 37
Restructuring and other 6 (118) (2) (117) 73
Expenses incurred to upgrade or expand a generation station 7 - - 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 782 688 3,886 3,513
Add back Oncor adjustments 301 317 1,354 1,523
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,083 1,005 5,240 5,036
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.  2011 includes $46 million related to an asset sale.
2
Includes impairment of emissions allowances and certain mining assets due to EPA rule issued in July 2011.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, fees related to the April 2011 amendment and extension of the TCEH Senior Secured Facilities and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
25
1
3
2

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2010 and 2011
$ millions
Factor Q4 10 Q4 11 FY 10 FY 11
Net Income (Loss) 263 (80) (3,383) (1,740)
Income tax expense (benefit) 142 (43) 402 (917)
Interest expense and related charges 320 679 2,837 3,699
Depreciation and amortization 353 373 1,380 1,470
EBITDA 1,078 929 1,236 2,512
Adjustments to EBITDA (pre-tax):
Interest income (26) (21) (91) (87)
Amortization of nuclear fuel 38 38 140 142
Purchase accounting adjustments 39 10 163 157
Impairment of goodwill - - 4,100 -
Impairment and write downs of other assets 12 3 13 430
Debt extinguishment gains (687) - (687) -
Unrealized net (gain) loss resulting from hedging and trading transactions 394           (305) (1,221) (58)
EBITDA amount attributable to consolidated unrestricted subsidiaries 1 (2) 1 (7)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (3) - (22) -
Corp. depreciation, interest and income tax expense included in SG&A - 5 9 16
Noncash compensation expense 3 4 14 12
Severance expense - (47) 3 5
Transition and business optimization costs
4
7 9 9 42
Transaction and merger expenses 5 9 9 38 37
Restructuring and other
6
(116) (3) (116) 67
Expenses incurred to upgrade or expand a generation station 7 - - 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 749 629 3,689 3,368
Expenses related to unplanned generation station outages 10 19 132 181
Pro forma adjustment for Oak Grove 2 reaching 70% capacity in Q2 2011 8 - (5) - 27
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant
9
10 - 29 8
TCEH Adjusted EBITDA per Maintenance Covenant 769 643 3,850 3,584
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting. 2011 includes $46 million related to an asset sale.
2
Includes impairment of emissions allowances and certain mining assets due to EPA rule issued in July 2011.
3
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain efficiency initiatives.
5
Primarily represents Sponsor Group management fees.
6
Includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, fees related to the April 2011 amendment and extension of the TCEH Senior Secured Facilities and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
8
Represents the annualization of the of the actual nine months ended December 31, 2011 EBITDA results for Oak Grove 2, which achieved the requisite 70% average capacity factor in the second quarter 2011.
9
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
26
3
2
1

Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2010 and 2011
$ millions
Factor Q4 10 Q4 11 FY 10 FY 11
Net income 48 65 352 367
Income tax expense 41 32 215 229
Interest expense and related charges 88 94 347 359
Depreciation and amortization 166 179 673 719
EBITDA 343 370 1,587 1,674
Interest income (9) (7) (38) (32)
Purchase accounting adjustments (8) (7) (34) (29)
Noncash compensation expense - 1 1 7
Transition and business optimization costs and other 3 4 7 11
Inventory write-down - 8 - 8
Oncor Adjusted EBITDA 329 369 1,523 1,639
1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
2 Includes expenses recorded under stock-based compensation accounting standards.
27
1
2